CBF Reports Fourth Quarter Results

January 26, 2017

EXHIBIT 99.1

CONTACT:
Kenneth A. Posner
Chief of Strategic Planning and Investor Relations
Phone: (212) 399-4020
E-mail: Kposner@cbfcorp.com

Capital Bank Financial Corp. Reports 4Q GAAP and Core EPS of $0.24 and $0.44

Charlotte, NC. (January 26, 2017) - Capital Bank Financial Corp. (Nasdaq: CBF) (the “Company”) today reported fourth quarter net income of $12.4 million, which declined 17% year-over-year due to non-core costs largely associated with the acquisition of CommunityOne. GAAP net income equated to $0.24 per diluted share. Core net income rose 22% to $22.3 million, or $0.44 per diluted share. Core adjustments for the fourth quarter included $18.5 million of acquisition and integration expenses, a $1.9 million gain on the sale of securities, a $1.4 million charge related to a legal settlement, and a tax adjustment of $1.4 million.

Highlights of the quarter include:

•	Closing the CommunityOne acquisition on October 26, 2016;

•	Achieving CommunityOne cost savings of 35%, to date, versus our original 39% final target;

•	Managing the Balance Sheet through year-end with $9.9 billion in assets;

•	Rolling out a new payments platform, including new debit card, credit card and merchant service offerings;

•	Reporting a GAAP efficiency ratio of 78.0% and reduced core efficiency ratio of 58.2%; and

•	Declaring a quarterly dividend of $0.12 per common share.
Gene Taylor, Chairman and Chief Executive Officer of Capital Bank Financial Corp., commented, “Capital Bank ended 2016 with very strong results, thanks to the productivity of our teammates, the trust extended us by our clients, and the confidence of our investors.  We believe the bank is very well positioned for 2017 in all of our geographies, and we're especially pleased to have our new teammates from CommunityOne now contributing to the bank's growth and profitability.”
Chris Marshall, Chief Financial Officer of Capital Bank Financial Corp., added, “We closed the CommunityOne merger with financial metrics that are slightly better than the original estimates, and we're on track for a smooth systems conversion next month. We are extremely well positioned for consistent improvements in efficiency and profitability throughout 2017.”

Loan Portfolio and Composition

During the fourth quarter, the loan portfolio increased by $1.5 billion to $7.4 billion due to the acquisition of CommunityOne. New loans of $445.2 million were offset by $100 million in low yielding loan sales associated with our balance sheet optimization strategy, as well as payoffs totaling $333.6 million and special asset resolutions of $39.1 million.

The relative composition of the Company’s loan portfolio at the end of the fourth quarter of 2015 and third and fourth quarters of 2016 was as follows:

	Dec 31, 2016	Sep 30, 2016	Dec 31, 2015
Commercial real estate	23%	22%	22%
C&I	38%	43%	43%
Consumer	36%	32%	32%
Other	3%	3%	3%
Total	100%	100%	100%

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CBF Reports Fourth Quarter Results

January 26, 2017

Deposits Composition and Cost of Funds

During the fourth quarter, total deposits increased by $1.8 billion to $7.9 billion due to the acquisition of CommunityOne. The cost of deposits decreased two basis points to 0.39%, and the cost of core deposits was flat at 0.19%. The contractual cost of total deposits, which excludes purchase accounting, was flat sequentially at 0.41%.

Net Interest Income and Net Interest Margin

Net interest income increased $15.2 million to $77.8 million from $62.6 million for the third quarter of 2016 and increased $15.7 million from $62.1 million for the fourth quarter of 2015. The increase was due to the acquisition of CommunityOne and organic loan growth. The net interest margin for the fourth quarter of 2016 was 3.67%, an increase of nine basis points sequentially and a decrease of three basis points year-over-year. The quarterly increase in net interest margin was primarily due to a recovery of interest income on previous non-performing loans, the deleveraging of lower yielding loans and the pay-down of high cost brokered deposits.

Non-Interest Income

Non-interest income increased $4.6 million to $17.0 million from $12.4 million for the third quarter of 2016 and $6.4 million from $10.6 million for the fourth quarter of 2015. The sequential increase was mainly due to the acquisition of CommunityOne and an increase of $1.8 million in investment securities gains. The year-over-year increase was mainly due to the acquisition of CommunityOne, an increase of $1.8 million in investment securities gains and the absence of $1.5 million of FDIC indemnification asset expense recorded in the prior year.

Provision for Loan Losses and Credit Quality

The provision of $2.0 million recorded for the fourth quarter of 2016 included a $2.6 million provision for new and acquired non-impaired loans, offset by a $0.6 million provision reversal due to changes in cash flow estimates for certain acquired impaired loan pools. The changes in cash flow estimates mainly resulted from improvements in the Company’s expectations of future cash flows due to higher than anticipated payoffs and resolutions. Net charge-offs for the fourth quarter of 2016 were $2.9 million.

At December 31, 2016, the allowance for loan losses was $43.1 million, of which $23.0 million related to acquired impaired loans and $20.1 million related to new and acquired non-impaired loans. The allowance for loan losses represents 0.58% of the Company’s total $7.4 billion loan portfolio.

Non-Interest Expense

Non-interest expense increased $26.5 million to $74.0 million from $47.5 million for the third quarter of 2016 and increased $26.2 million from $47.8 million for the fourth quarter of 2015. The sequential increase was mainly due to an $18.1 million increase of conversion and merger related expenses related to the CommunityOne acquisition and additional CommunityOne expenses related to the acquisition. The year-over-year increase was mainly due to a $17.8 million increase of conversion and merger related expenses as described above and additional CommunityOne expenses related to the acquisition. Partially offsetting the increase was the absence of $4.2 million in contract termination.

Income Tax Expense

Income tax expense was $6.4 million for the fourth quarter of 2016, an effective income tax rate of 34.1%, as compared to income tax expense of $8.4 million for the third quarter, an effective income tax rate of 31.2%. Income tax expense was $8.8 million for the fourth quarter of 2015, an effective income tax rate of 37.0%. The sequential increase in the effective rate is due to a favorable tax adjustment reported during the third quarter for discrete items.  The year-over-year decrease in the effective tax rate is due to a favorable tax adjustment for discrete tax items reported during the fourth quarter of 2016.

Financial Position

Total assets increased by $2.1 billion to $9.9 billion as of December 31, 2016, from $7.8 billion as of September 30, 2016. During the quarter, the Company’s loan portfolio increased by $1.5 billion to $7.4 billion. Deposits increased by $1.8 billion to $7.9 billion and FHLB borrowings decreased by $30.1 million. Tangible book value per share was $20.01 as of December 31, 2016,

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CBF Reports Fourth Quarter Results

January 26, 2017

a decrease of $0.52 and an increase of $0.48 over September 30, 2016 and December 31, 2015, respectively. During the fourth quarter, the Company repurchased 0.4 million shares of common stock for $13.7 million at an average price of $34.79 per share. The Company has $88 million remaining under the current board authorized stock repurchase program.

The Company’s bank subsidiary, Capital Bank Corporation, has preliminary Tier 1 Leverage, Tier 1 Common, Tier 1 Risk-Based and Total Risk-Based capital ratios of 11.2%, 12.7%, 12.4% and 13.0%, respectively, as of December 31, 2016, under currently applicable regulations.

The Company declared a cash dividend of $0.12 per share, payable on February 22, 2017, to shareholders of record as of February 8, 2017.

Conference Call

The Company will host a conference call today at 10:00 a.m. Eastern Time. The number to call for this interactive teleconference is (913) 312-1496, and the confirmation pass code is 4273196. Please dial in 10 minutes prior to the beginning of the call. A telephonic replay of the conference call will be available through February 3, 2017, by dialing (719) 457-0820 and entering pass code 4273196. The live broadcast of the conference call will be available online at the Company’s web site at www.capitalbank-us.com, by following the link to Investor Relations. An on-line replay of the call will be available at the same site for 90 days.

Forward-Looking Statements

Information in this press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this press release may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements, which should be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

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CBF Reports Fourth Quarter Results

January 26, 2017

Use of Non-GAAP Financial Measures

Core net income, core efficiency ratio, core return-on-assets (“core ROA”), tangible book value and tangible book value per share are each non-GAAP measures used in this report. A reconciliation to the most directly comparable GAAP financial measures – net income in the case of core net income and core ROA, total non-interest income and total non-interest expense in the case of core efficiency ratio, and total shareholders’ equity in the case of tangible book value and tangible book value per share – appears in tabular form at the end of this release. The Company believes core net income, the core efficiency ratio and core ROA are useful for both investors and management to understand the effects of certain non-interest items and provide an alternative view of the Company’s performance over time and in comparison to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value and tangible book value per share are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

The Company uses these non-GAAP measures for various purposes, including measuring performance for incentive compensation and as a basis for strategic planning and forecasting.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited.  They should not be considered in isolation or as a substitute for analysis of results reported under GAAP.  These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

About Capital Bank Financial Corp.

Capital Bank Financial Corp. is a bank holding company, formed in 2009 to create a premier regional banking franchise in the southeastern United States. CBF is the parent of Capital Bank Corporation, a State of North Carolina chartered financial institution with $9.9 billion in total assets as of December 31, 2016, and 196 full-service banking offices throughout Florida, North and South Carolina, Tennessee and Virginia. To learn more about Capital Bank Financial Corporation, please visit www.capitalbank-us.com.

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CBF Reports Fourth Quarter Results

January 26, 2017

 CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars and shares in thousands, except per share data)
(Unaudited)

	Three Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Interest and dividend income	$87,746	$70,929	$69,579	$69,472	$69,553
Interest expense	9,927	8,302	8,064	8,105	7,475
Net Interest Income	77,819	62,627	61,515	61,367	62,078
Provision for loan and lease losses	1,980	586	1,172	1,375	1,089
Net interest income after provision for loan and lease losses	75,839	62,041	60,343	59,992	60,989
Non-Interest Income
Service charges on deposit accounts	5,949	4,777	4,486	4,811	4,911
Debit card income	4,211	3,389	3,235	3,086	3,029
Fees on mortgage loans originated and sold	1,402	1,334	1,140	971	875
Investment advisory and trust fees	591	290	455	497	597
FDIC indemnification asset expense	—	—	—	—	(1,526)
Termination of loss share agreements	—	—	—	(9,178)	—
Investment securities gains	1,894	71	117	40	54
Other income	2,969	2,509	2,489	2,339	2,657
Total non-interest income	17,016	12,370	11,922	2,566	10,597
Non-Interest Expense
Salaries and employee benefits	26,134	20,935	20,139	22,162	20,219
Stock-based compensation expense	531	790	467	317	—
Net occupancy and equipment expense	8,374	7,340	7,355	7,703	7,385
Computer services	4,364	3,153	3,274	3,575	3,479
Software expense	2,391	1,948	2,000	2,036	2,061
Telecommunication expense	2,147	1,790	1,558	1,532	1,168
OREO valuation expense	677	742	1,119	467	341
Net gains on sales of OREO	(150)	(159)	(413)	(679)	(801)
Foreclosed asset related expense	513	397	399	285	405
Loan workout expense	327	206	71	244	650
Conversion and merger related expense	18,525	394	1,236	1,687	704
Professional fees	1,761	1,642	1,353	1,612	1,529
Restructuring charges, net	4	(113)	5	142	4,248
Legal settlement expense	1,361	1,500	—	—	—
Regulatory assessments	1,092	841	1,259	1,275	1,486
Other expense	5,943	6,124	4,714	4,580	4,882
Total non-interest expense	73,994	47,530	44,536	46,938	47,756
Income before income taxes	18,861	26,881	27,729	15,620	23,830
Income tax expense	6,427	8,393	10,327	5,780	8,809
Net income	$12,434	$18,488	$17,402	$9,840	$15,021
Earnings per share:
Basic	$0.25	$0.43	$0.40	$0.23	$0.35
Diluted	$0.24	$0.42	$0.40	$0.22	$0.34

Weighted average shares outstanding:
Basic	49,334	43,028	43,011	43,063	43,499
Diluted	50,387	43,909	43,879	43,904	44,550

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CBF Reports Fourth Quarter Results

January 26, 2017

CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands)
(Unaudited)

	Dec 31, 2016	Sep 30, 2016	Dec 31, 2015
Assets
Cash and due from banks	$107,707	$88,171	$87,985
Interest-bearing deposits in other banks	201,348	116,136	56,711
Total cash and cash equivalents	309,055	204,307	144,696
Trading securities	3,791	3,701	3,013
Investment securities available-for-sale at fair value (amortized cost $927,266, $639,687 and $640,455, respectively)	912,250	652,945	637,329
Investment securities held-to-maturity at amortized cost (fair value $460,911, $474,834 and $475,134, respectively)	463,959	466,063	472,505
Loans held for sale	12,874	95,253	10,569
Loans, net of deferred loan costs and fees	7,393,318	5,840,680	5,622,147
Less: Allowance for loan and lease losses	43,065	43,984	45,034
Loans, net	7,350,253	5,796,696	5,577,113
Other real estate owned	53,482	46,007	52,776
FDIC indemnification asset	—	—	6,725
Receivable from FDIC	—	—	678
Premises and equipment, net	205,425	157,863	159,149
Goodwill	235,500	134,522	134,522
Intangible assets, net	33,370	12,288	15,100
Deferred income tax asset, net	150,272	80,418	105,316
Other assets	200,426	142,395	129,988
Total Assets	$9,930,657	$7,792,458	$7,449,479
Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Non-interest bearing demand	$1,590,164	$1,207,800	$1,121,160
Interest bearing demand	1,930,143	1,463,520	1,382,732
Money market	1,725,838	1,291,948	1,190,121
Savings	497,171	401,205	418,879
Time deposits	2,137,312	1,668,784	1,747,318
Total deposits	7,880,628	6,033,257	5,860,210
Federal Home Loan Bank advances	545,701	575,751	460,898
Short-term borrowings	19,157	15,428	12,410
Long-term borrowings	116,456	87,445	85,777
Accrued expenses and other liabilities	76,668	50,736	43,919
Total liabilities	$8,638,610	$6,762,617	$6,463,214
Shareholders’ equity
Preferred stock $0.01 par value: 50,000 shares authorized, 0 shares issued	—	—	—
Common stock-Class A $0.01 par value: 200,000 shares authorized, 46,178 issued and 34,911 outstanding, 37,253 issued and 26,381 outstanding and 37,012 issued and 26,589 outstanding, respectively.	462	373	370
Common stock-Class B $0.01 par value: 200,000 shares authorized, 18,627 issued and 16,854 outstanding, 18,627 issued and 16,854 outstanding and 18,327 issued and 16,554 outstanding, respectively.	186	186	183
Additional paid in capital	1,368,459	1,078,746	1,076,415
Retained earnings	247,758	241,554	208,742
Accumulated other comprehensive loss (gain)	(12,434)	7,621	(5,196)
Treasury stock, at cost, 13,040, 12,645 and 12,196 shares, respectively	(312,384)	(298,639)	(294,249)
Total shareholders’ equity	1,292,047	1,029,841	986,265
Total Liabilities and Shareholders’ Equity	$9,930,657	$7,792,458	$7,449,479

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CBF Reports Fourth Quarter Results

January 26, 2017

CAPITAL BANK FINANCIAL CORP.
KEY METRICS
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Performance Ratios
Interest rate spread	3.53%	3.43%	3.48%	3.50%	3.57%
Net interest margin	3.67%	3.58%	3.62%	3.64%	3.70%
Return on average assets	0.53%	0.97%	0.93%	0.53%	0.82%
Return on average shareholders’ equity	4.05%	7.24%	6.87%	3.96%	5.99%
Efficiency ratio	78.02%	63.38%	60.65%	73.42%	65.71%
Average interest-earning assets to average interest-bearing liabilities	130.22%	131.43%	131.21%	129.54%	129.55%
Average loans receivable to average deposits	94.57%	98.46%	96.56%	95.66%	96.68%
Yield on interest-earning assets	4.13%	4.05%	4.09%	4.11%	4.14%
Cost of interest-bearing liabilities	0.61%	0.62%	0.62%	0.62%	0.57%
Asset and Credit Quality Ratios-Total Loans
Non-accrual loans	$11,449	$11,873	$9,016	$8,526	$8,945
Acquired impaired loans > 90 days past due and still accruing	$63,668	$48,477	$56,108	$56,041	$59,194
Nonperforming loans to loans receivable	1.01%	1.02%	1.13%	1.15%	1.21%
Nonperforming assets to total assets	1.30%	1.37%	1.44%	1.51%	1.63%
Covered loans to total gross loans	—%	—%	—%	—%	1.30%
ALLL to nonperforming assets	33.45%	41.29%	40.98%	39.97%	37.13%
ALLL to total gross loans	0.58%	0.75%	0.78%	0.80%	0.80%
Annualized net charge-offs/average loans	0.17%	0.10%	0.11%	0.08%	0.17%
Asset and Credit Quality Ratios-New Loans
Nonperforming new loans to total new loans receivable	0.18%	0.19%	0.12%	0.11%	0.11%
New loans ALLL to total gross new loans	0.41%	0.43%	0.46%	0.47%	0.47%
Asset and Credit Quality Ratios-Acquired Loans
Nonperforming acquired loans to total acquired loans receivable	2.66%	4.65%	5.08%	4.67%	4.69%
Covered acquired loans to total gross acquired loans	—%	—%	—%	—%	5.43%
Acquired loans ALLL to total gross acquired loans	0.93%	2.15%	2.04%	1.93%	1.83%
Capital Ratios (Company)
Total average shareholders’ equity to total average assets	13.15%	13.46%	13.55%	13.35%	13.67%
Tangible common equity ratio (1)	10.59%	11.55%	11.62%	11.57%	11.46%
Tier 1 leverage ratio (2)	12.21%	12.89%	12.64%	12.49%	12.67%
Tier 1 risk-based capital ratio (2)	12.40%	13.27%	13.38%	13.38%	14.73%
Tier 1 common capital ratio (2)	13.49%	14.44%	14.57%	14.58%	13.63%
Total risk-based capital ratio (2)	14.02%	15.12%	15.29%	15.32%	15.47%
Capital Ratios (Bank)
Tangible common equity ratio (1)	11.07%	10.74%	10.71%	11.45%	11.20%
Tier 1 leverage ratio (2)	11.22%	10.53%	10.42%	11.10%	11.09%
Tier 1 common capital ratio (2)	12.41%	11.98%	11.97%	12.95%	12.89%
Tier 1 risk-based capital ratio (2)	12.41%	11.98%	11.97%	12.95%	12.89%
Total risk-based capital ratio (2)	12.95%	12.70%	12.72%	13.72%	13.68%
(1) See “Reconciliation of Non-GAAP Measures”
(2) December 31, 2016 regulatory capital ratios are preliminary. The Company became subject to Basel III capital rules on January 1, 2015.

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CBF Reports Fourth Quarter Results

January 26, 2017

CAPITAL BANK FINANCIAL CORP.
LOANS AND DEPOSITS
(Dollars in thousands)
(Unaudited)

	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Loans
Non-owner occupied commercial real estate	$1,130,883	$920,521	$891,830	$850,766	$866,392
Other commercial construction and land	327,622	222,794	212,315	194,971	196,795
Multifamily commercial real estate	117,515	76,296	74,328	75,737	80,708
1-4 family residential construction and land	140,030	111,954	100,306	96,703	93,242
Total commercial real estate	1,716,050	1,331,565	1,278,779	1,218,177	1,237,137
Owner occupied commercial real estate	1,321,405	1,072,586	1,075,306	1,095,460	1,104,972
Commercial and industrial	1,468,874	1,458,523	1,448,698	1,375,233	1,309,704
Lease financing	—	525	877	1,088	1,256
Total commercial	2,790,279	2,531,634	2,524,881	2,471,781	2,415,932
1-4 family residential	1,714,702	1,168,468	1,039,309	1,015,071	1,017,791
Home equity loans	507,759	364,117	364,169	368,510	375,276
Indirect auto loans	226,717	254,736	285,618	317,863	351,817
Other consumer loans	222,255	94,277	85,964	84,108	84,661
Total consumer	2,671,433	1,881,598	1,775,060	1,785,552	1,829,545
Other	228,430	191,136	166,185	159,447	150,102
Total loans	$7,406,192	$5,935,933	$5,744,905	$5,634,957	$5,632,716

Deposits
Non-interest bearing demand	$1,590,164	$1,207,800	$1,172,481	$1,190,831	$1,121,160
Interest bearing demand	1,930,143	1,463,520	1,456,558	1,402,342	1,382,732
Money market	1,651,023	1,166,918	1,105,460	1,162,546	1,040,086
Savings	497,171	401,205	403,106	420,073	418,879
Total core deposits	5,668,501	4,239,443	4,137,605	4,175,792	3,962,857
Wholesale money market	74,815	125,030	50,015	100,035	150,035
Time deposits	2,137,312	1,668,784	1,619,507	1,663,906	1,747,318
Total deposits	$7,880,628	$6,033,257	$5,807,127	$5,939,733	$5,860,210

- MORE -

CBF Reports Fourth Quarter Results

January 26, 2017

CAPITAL BANK FINANCIAL CORP.
LEGACY CREDIT EXPENSES
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec. 31, 2015
Provision (reversal) on legacy loans	$(638)	$48	$(778)	$9	$(1,161)
FDIC indemnification asset expense	—	—	—	—	1,526
OREO valuation expense	677	742	1,119	467	341
Termination of loss share agreements	—	—	—	9,178	—
Net gains on sales of OREO	(150)	(159)	(413)	(679)	(801)
Foreclosed asset related expense	513	397	399	285	405
Loan workout expense	327	206	71	244	650
Salaries and employee benefits	510	511	519	522	549
Total legacy credit expenses	$1,239	$1,745	$917	$10,026	$1,509

- MORE -

CBF Reports Fourth Quarter Results

January 26, 2017

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended December 31, 2016			Three Months Ended September 30, 2016
	Average Balances	Interest	Yield / Rate	Average Balances	Interest	Yield / Rate
Interest earning assets
Loans (1)	$6,977,690	$79,690	4.54%	$5,786,171	$64,055	4.40%
Investment securities (1)	1,347,554	8,065	2.38%	1,133,031	6,924	2.43%
Interest-bearing deposits in other banks	143,446	166	0.46%	60,373	69	0.45%
Other earning assets (2)	30,904	382	4.92%	29,788	337	4.50%
Total interest earning assets	8,499,594	$88,303	4.13%	7,009,363	$71,385	4.05%
Non-interest earning assets	829,740			583,413
Total assets	$9,329,334			$7,592,776
Interest bearing liabilities
Time deposits	$2,049,066	$4,526	0.88%	$1,613,502	$3,992	0.98%
Money market	1,601,167	1,498	0.37%	1,225,743	1,132	0.37%
Interest bearing demand	1,748,269	935	0.21%	1,444,305	752	0.21%
Savings	471,466	219	0.18%	404,187	205	0.20%
Total interest bearing deposits	5,869,968	7,178	0.49%	4,687,737	6,081	0.52%
Short-term borrowings and FHLB advances	548,667	662	0.48%	558,313	635	0.45%
Long-term borrowings	108,276	2,087	7.67%	87,095	1,586	7.24%
Total interest bearing liabilities	6,526,911	$9,927	0.61%	5,333,145	$8,302	0.62%
Non-interest bearing demand	1,508,496			1,188,771
Other liabilities	66,710			48,997
Shareholders’ equity	1,227,217			1,021,863
Total liabilities and shareholders’ equity	$9,329,334			$7,592,776
Net interest income and spread		$78,376	3.53%		$63,083	3.43%
Net interest margin			3.67%			3.58%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Home Loan Bank stocks

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CBF Reports Fourth Quarter Results

January 26, 2017

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended December 31, 2016			Three Months Ended December 31, 2015
	Average Balances	Interest	Yield / Rate	Average Balances	Interest	Yield / Rate
Interest earning assets
Loans (1)	$6,977,690	$79,690	4.54%	$5,496,222	$63,035	4.55%
Investment securities (1)	1,347,554	8,065	2.38%	1,119,848	6,355	2.25%
Interest-bearing deposits in other banks	143,446	166	0.46%	40,177	23	0.23%
Other earning assets (2)	30,904	382	4.92%	42,473	553	5.17%
Total interest earning assets	8,499,594	$88,303	4.13%	6,698,720	$69,966	4.14%
Non-interest earning assets	829,740			633,796
Total assets	$9,329,334			$7,332,516
Interest bearing liabilities
Time deposits	$2,049,066	$4,526	0.88%	$1,774,732	$4,124	0.92%
Money market	1,601,167	1,498	0.37%	1,081,968	780	0.29%
Interest bearing demand	1,748,269	935	0.21%	1,286,737	529	0.16%
Savings	471,466	219	0.18%	426,686	236	0.22%
Total interest bearing deposits	5,869,968	7,178	0.49%	4,570,123	5,669	0.49%
Short-term borrowings and FHLB advances	548,667	662	0.48%	515,302	365	0.28%
Long-term borrowings	108,276	2,087	7.67%	85,438	1,441	6.69%
Total interest bearing liabilities	6,526,911	$9,927	0.61%	5,170,863	$7,475	0.57%
Non-interest bearing demand	1,508,496			1,114,932
Other liabilities	66,710			44,479
Shareholders’ equity	1,227,217			1,002,242
Total liabilities and shareholders’ equity	$9,329,334			$7,332,516
Net interest income and spread		$78,376	3.53%		$62,491	3.57%
Net interest margin			3.67%			3.70%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Home Loan Bank stocks

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CBF Reports Fourth Quarter Results

January 26, 2017

CAPITAL BANK FINANCIAL CORP.
FULL YEAR AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Year Ended December 31, 2016			Year Ended December 31, 2015
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$6,009,297	$269,752	4.49%	$5,222,014	$247,912	4.75%
Investment securities (1)	1,184,034	28,084	2.37%	1,065,699	22,679	2.13%
Interest-bearing deposits in other banks	85,542	393	0.46%	47,664	112	0.23%
Other earning assets (2)	28,143	1,363	4.84%	48,976	2,646	5.40%
Total interest earning assets	7,307,016	$299,592	4.10%	6,384,353	$273,349	4.28%
Non-interest earning assets	659,923			657,146
Total assets	$7,966,939			$7,041,499
Interest bearing liabilities
Time deposits	$1,743,543	$16,655	0.96%	$1,574,100	$14,481	0.92%
Money market	1,315,234	4,725	0.36%	979,650	2,591	0.26%
Interest bearing demand	1,504,305	3,085	0.21%	1,338,766	2,239	0.17%
Savings	426,745	860	0.20%	464,840	1,002	0.22%
Total interest bearing deposits	4,989,827	25,325	0.51%	4,357,356	20,313	0.47%
Short-term borrowings and FHLB advances	513,650	2,342	0.46%	381,786	960	0.25%
Long-term borrowings	92,243	6,731	7.30%	108,987	6,225	5.71%
Total interest bearing liabilities	5,595,720	$34,398	0.61%	4,848,129	$27,498	0.57%
Non-interest bearing demand	1,256,284			1,105,553
Other liabilities	50,152			44,787
Shareholders’ equity	1,064,783			1,043,030
Total liabilities and shareholders’ equity	$7,966,939			$7,041,499
Net interest income and spread		$265,194	3.49%		$245,851	3.71%
Net interest margin			3.63%			3.85%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Home Loan Bank stocks

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CBF Reports Fourth Quarter Results

January 26, 2017

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES
(Dollars in thousands)
(Unaudited)

CORE NET INCOME	Three Months Ended
	December 31, 2016		September 30, 2016		December 31, 2015
Net Income	$12,434	$12,434	$18,488	$18,488	$15,021	$15,021
	Pre-Tax	After-Tax	Pre-Tax	After-Tax	Pre-Tax	After-Tax
Adjustments
Non-interest income
Security gains*	(1,894)	(1,170)	(71)	(44)	(54)	(33)
Non-interest expense
Legal settlement *	1,361	841	1,500	927	—	—
Tax adjustment	(1,350)	(1,350)	(1,067)	(1,067)	—	—
Severance expense *	7	4	—	—	—	—
Restructuring expense *	4	3	(113)	(70)	32	20
Conversion costs and merger tax deductible *	18,245	11,270	331	205	33	20
Legal non-deductible	280	280	61	61	673	673
Contract Termination*	—	—	—	—	4,215	2,594
Tax effect of adjustments*	(6,775)	N/A	(629)	N/A	(1,625)	N/A
Core Net Income	$22,312	$22,312	$18,500	$18,500	$18,295	$18,295

Diluted shares	$50,387		$43,909		$44,550
Core Net Income per share	$0.44		$0.42		$0.41

Average Assets	$9,329,334		$7,592,776		$7,332,516
ROA**	0.53%		0.97%		0.82%
Core ROA***	0.96%		0.97%		1.00%

* Tax effected at an income tax rate of 38%
** ROA: Annualized net income / Average assets
*** Core ROA: Annualized core net income / Average assets

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CBF Reports Fourth Quarter Results

January 26, 2017

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars in thousands)
(Unaudited)

CORE EFFICIENCY RATIO	Three Months Ended
	Dec 31 2016	Sep 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015
Net interest income	$77,819	$62,627	$61,515	$61,367	$62,078
Reported non-interest income	17,016	12,370	11,922	2,566	10,597
Indemnification asset termination	—	—	—	(9,178)	—
Less: Securities gains (losses)	1,894	71	117	40	54
Core non-interest income	$15,122	$12,299	$11,805	$11,704	$10,543

Reported non-interest expense	$73,994	$47,530	$44,536	$46,938	$47,756
Less: Stock-based compensation expense	—	—	—	—	—
Severance expense	7	—	—	75	—
Restructuring expense	4	(113)	5	142	33
Loss on extinguishment of debt	—	—	—	—	—
Conversion costs and merger tax deductible	18,245	331	881	1,107	31
Legal settlement	1,361	1,500	—	—	—
Legal non-deductible	280	61	355	580	673
Contract termination	—	—	—	—	4,215
Core non-interest expense	$54,097	$45,751	$43,295	$45,034	$42,804

Efficiency ratio*	78.02%	63.38%	60.65%	73.42%	65.71%
Core efficiency ratio**	58.21%	61.06%	59.05%	61.63%	58.94%

* Efficiency Ratio: Non-interest expense / (Non-interest income + Net interest income)
** Core Efficiency Ratio: Core non-interest expense / (Core non-interest income + Net interest income)

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CBF Reports Fourth Quarter Results

January 26, 2017

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars and shares in thousands, except per share data)
(Unaudited)

TANGIBLE BOOK VALUE	Three Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Total shareholders' equity	$1,292,047	$1,029,841	$1,016,498	$996,993	$986,265
Less: goodwill, core deposits intangibles, net of taxes	(256,176)	(142,141)	(142,725)	(143,304)	(143,863)
Tangible book value*	$1,035,871	$887,700	$873,773	$853,689	$842,402
Common shares outstanding	51,765	43,235	43,219	43,189	43,143
Tangible book value per share	$20.01	$20.53	$20.22	$19.77	$19.53

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

TANGIBLE COMMON EQUITY RATIO	Three Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Total shareholders' equity	$1,292,047	$1,029,841	$1,016,498	$996,993	$986,265
Less: goodwill, core deposits intangibles	(268,870)	(146,810)	(147,753)	(148,688)	(149,622)
Tangible common equity	$1,023,177	$883,031	$868,745	$848,305	$836,643
Total assets	$9,930,657	$7,792,458	$7,621,225	$7,479,798	$7,449,479
Less: goodwill, core deposits intangibles	(268,870)	(146,810)	(147,753)	(148,688)	(149,622)
Tangible assets	$9,661,787	$7,645,648	$7,473,472	$7,331,110	$7,299,857
Tangible common equity ratio	10.59%	11.55%	11.62%	11.57%	11.46%

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